Trade receivables - Summary of Allowance for Credit Losses (Detail) - Trade Receivables [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of allowance for credit losses [line items]
Opening balance on January 1	$ 909	$ 808	$ 1,147
Addition, net	(1,082)	(1,472)	(852)
Addition from acquisition of subsidiaries	(31)	0	0
Write-off	912	1,352	1,114
Exchange differences	158	19	77
Closing balance on December 31	$ 952	$ 909	$ 808